Exhibit 4.2

ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT

Equity Warrants

This Assignment, Assumption and Amendment Agreement (this “Agreement”) is made and entered into as of November 15, 2018, by and among GulfMark Offshore, Inc., a Delaware Corporation (“GulfMark”), Tidewater, Inc., a Delaware Corporation (“Tidewater”), and American Stock Transfer & Trust Company, LLC (the “Warrant Agent”) and shall become effective upon the First Merger Effective Time (as defined below) (the “Effective Time”). Capitalized terms used but not defined in this Agreement have the respective meanings ascribed to such terms in the Warrant Agreement (as defined below).

WHEREAS, GulfMark is party to that certain Warrant Agreement (the “Warrant Agreement”), dated as of November 14, 2017, between GulfMark and the Warrant Agent;

WHEREAS, on July 15, 2018, GulfMark and Tidewater entered into that certain Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which a newly formed wholly-owned subsidiary corporation of Tidewater will merge with and into GulfMark, with GulfMark continuing as the surviving corporation and a wholly-owned subsidiary of Tidewater (the “First Merger”), and immediately thereafter, Tidewater will cause GulfMark to merge with and into a newly formed wholly-owned subsidiary limited liability company of Tidewater (“NewCo”), with NewCo continuing as the surviving company and a wholly-owned subsidiary of Tidewater;

WHEREAS, pursuant and subject to the terms and conditions of the Merger Agreement, at the effective time of the First Merger (the “First Merger Effective Time”), and in accordance with the terms of the Warrant Agreement, each Warrant that is outstanding immediately prior to the First Merger Effective Time will cease to represent a right to acquire shares of GulfMark Common Stock and will represent a right to acquire common stock, $0.001 par value per share, of Tidewater (“Tidewater Common Stock”), on substantially the same terms and conditions as applied to such Warrant immediately prior to the First Merger Effective Time (including the same strike price), except that the number of shares of Tidewater Common Stock subject to each Warrant shall be determined by multiplying: (A) the number of shares of GulfMark Common Stock that were subject to such Warrant immediately prior to the First Merger Effective Time; by (B) 1.100, subject to rounding down to the nearest whole number of shares of Tidewater Common Stock as provided in the Merger Agreement; and

WHEREAS, in connection with the transactions contemplated by the Merger Agreement, GulfMark desires to assign, grant, convey and transfer to Tidewater all of GulfMark’s right and interest in the Warrant Agreement and Tidewater desires to accept such assignment and assume all of GulfMark’s duties and responsibilities under the Warrant Agreement (the “Assignment and Assumption”);

NOW, THEREFORE, in consideration of the foregoing and the agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    Assignment and Assumption of Warrant Agreement. GulfMark hereby assigns, grants, conveys and transfers to Tidewater all of GulfMark’s right and interest in the Warrant Agreement and Tidewater hereby accepts such assignment and agrees to assume all of GulfMark’s duties and responsibilities under the Warrant Agreement effective as of the Effective Time.

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2.    Amendment of Warrant Agreement and Warrant Certificates. In connection with the Assignment and Assumption and effective as of the Effective Time, and as permitted under Section 16 of the Warrant Agreement to cure defective provisions of the Warrant Agreement, including to comply with U.S. Maritime Laws:

a.    The following definitions contained in Section 1 of the Warrant Agreement are hereby amended and replaced in their entirety as follows:

“Appropriate Officers” means the Chief Executive Officer, Chief Financial Officer and General Counsel of the Company and anyone properly authorized by such persons to act as an Appropriate Officer.

“Charter” means the Amended and Restated Certificate of Incorporation of Tidewater Inc., as may be amended from time to time.

“Common Stock” means the common stock, par value $0.001 per share, of Tidewater Inc.

“Shares” means shares of Common Stock.

b.    Section 5(i) of the Warrant Agreement shall be amended and replaced in its entirety as follows:

Notwithstanding any adjustment pursuant to Section 6 in the number of Warrant Shares purchasable upon the exercise of a Warrant, the Company shall not be required to issue Warrants to purchase fractions of Warrant Shares, or to issue fractions of Warrant Shares upon exercise of the Warrants, or to distribute certificates which evidence fractional Warrant Shares. In the event of an adjustment that results in a Warrant becoming exercisable for fractional Warrant Shares, the number of Warrant Shares subject to such Warrant shall be adjusted downward to the nearest whole number the number of Warrant Shares to be issued to the exercising Holder, provided that any fractional Warrant Shares resulting from such downward adjustment shall be converted into a right to receive a cash payment (rounded up to the nearest whole cent), without interest and subject to any required tax withholding, determined by multiplying such fractional Warrant Shares by the closing price of a Share on the New York Stock Exchange on November 14, 2018; provided, further, that if more than one Warrant is presented for exercise in full at the same time by the same Holder or owner of a beneficial interest in Warrants, the number of full Warrant Shares issuable, and the amount of cash payable in lieu of fractional Warrant Shares, upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares issuable on all such Warrants presented, and the determination of cash payable in lieu of any fractional Warrant Share shall be made only after aggregating all Warrant Shares issued upon all Warrants presented for exercise.

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c.    Section 15 of the Warrant Agreement is hereby amended to provide that the address for notice to the Company is as follows:

Tidewater Inc.

6002 Rogerdale Road

Suite 600

Houston, Texas 77072

Fax: 1.888.909.0946

Attn: Bruce D. Lundstrom, Executive Vice President, General Counsel and Secretary

Email: blundstrom@tdw.com

d.    The Form of Election to Exercise Warrant For Warrant Holders Holding Warrants Through Depository Trust Company attached as Annex A to this Agreement shall amend and replace the Form of Election to Exercise Warrant for Warrant Holders Holding Warrants Through Depository Trust Company included in the form of Global Warrant to Purchase Common Stock attached as Exhibit A-1 to the Warrant Agreement and any issued and outstanding Global Warrant Certificate.

e.    The Form of Election to Exercise Warrant for Warrant Holders Holding Direct Registration Warrants attached as Annex B to this Agreement shall amend and replace in its entirety the Form of Election to Exercise Warrant for Warrant Holders Holding Direct Registration Warrants attached as Exhibit A-2 to the Warrant Agreement.

f.    For the avoidance of doubt, all references to the Company in the Warrant Agreement and the Global Warrant Certificates shall be deemed to be references to Tidewater except to the extent any such reference is in respect of an obligation of the Company arising prior to the Effective Date.

g.    All references to “Article VI” of the Charter shall be amended as references to “Article XI” of the Charter.

3.    Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof. The parties irrevocably submit to (i) the exclusive jurisdiction of Delaware state courts and any federal court sitting in Delaware for purposes of any suit, action or other proceeding arising out of this letter agreement, or of the transactions contemplated hereby, that is brought by or against such party, and (ii) the exclusive venue of such suit, action or proceeding in Delaware.

4.    Severability. If any provision of this Agreement is invalid or unenforceable, such invalidity shall not invalidate or render unenforceable any other part of this Agreement, but it shall be construed as not containing the particular provision or provisions held to be invalid or unenforceable.

5.    Binding Nature. This Agreement shall be binding on the parties and their respective successors and permitted assigns.

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6.    Counterparts. This Agreement may be executed in counterparts, each of which shall be considered one and the same agreement and shall become effective when such counterparts have been signed by each of the parties and delivered to each other party (including by means of facsimile, email or other means of electronic transmission), it being understood that the parties need not sign the same counterpart. Signatures to this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as physical delivery of the paper document bearing the original signature.

7.    Further Assurances. The parties hereby agree to take all such steps and to execute all such additional documents, instruments and certificates as may be necessary or appropriate in order to effect the Assignment and Assumption, and the other provisions hereof, in accordance with the terms hereof.

[Signature page follows]

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The undersigned has signed this Agreement as of the date first set forth above.

GULFMARK OFFSHORE, INC.

By:	/s/ Quintin V. Kneen
Name:	Quintin V. Kneen
Title:	President and Chief Executive Officer

TIDEWATER INC.

By:	/s/ Bruce Lundstrom
Name:	Bruce Lundstrom
Title:	Executive Vice President, General Counsel and Secretary

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:	/s/ Michael A. Nespoli
Name:	Michael A. Nespoli
Title:	Executive Director

[Signature page to Assignment, Assumption and Amendment Agreement]

Annex A

FORM OF ELECTION TO EXERCISE GLF EQUITY WARRANT FOR

WARRANT HOLDERS HOLDING WARRANTS

THROUGH THE DEPOSITORY TRUST COMPANY

TO BE COMPLETED BY DIRECT PARTICIPANT

IN THE DEPOSITORY TRUST COMPANY

TIDEWATER INC.

Warrants to Purchase                      Shares of Common Stock

(TO BE EXECUTED UPON EXERCISE OF THE WARRANT)

The undersigned hereby irrevocably elects to exercise the right, represented by Warrants to purchase shares of Common Stock of Tidewater Inc. (the “Company”) held for its benefit through the book-entry facilities of The Depository Trust Company (the “Depository”), to purchase                      newly issued shares of Common Stock of the Company at the Exercise Price of $100 per share.

The undersigned represents, warrants and promises that it has the full power and authority to exercise and deliver the Warrants exercised hereby. The undersigned represents, warrants and promises that it has delivered or will deliver in payment for such shares $                     by certified or official bank or bank cashier’s check payable to the order of the Company, or by wire transfer in immediately available funds of the aggregate Exercise Price to an account of the Warrant Agent specified in writing by the Warrant Agent for such purpose or through a cashless exercise (as described below), no later than 5:00 p.m., New York City time, on the Business Day immediately prior to the Settlement Date.

☐Please check if the undersigned, in lieu of paying the Exercise Price as set forth in the preceding paragraph, elects to exercise Warrants by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon exercise of the Warrants which when multiplied by the Market Price of the Common Stock is equal to the aggregate price for the number of Shares for which the Warrants are being exercised at the Exercise Price (assuming the Exercise Price for all such Shares was being paid in cash), and such withheld shares shall no longer be issuable under the Warrants.

If the undersigned will be receiving the shares of Common Stock issuable upon exercise of Warrants:

☐ Please check if the undersigned is a U.S. Citizen (additional information may be required by the Company to confirm that the undersigned is a U.S. Citizen)

☐ Please check if the undersigned is a Non-U.S. Citizen.

If the undersigned has designated another person (a “designee”) to receive the shares of Common Stock issuable upon exercise of Warrants:

☐ Please check if such designee is a U.S. Citizen (additional information may be required by the Company to confirm that such designee is a U.S. Citizen)

☐ Please check if such designee is a Non-U.S. Citizen.

The undersigned requests that the shares of Common Stock purchased hereby be in registered form in the authorized denominations, registered in such names and delivered, all as specified in accordance with the instructions set forth below, provided that if the shares of Common Stock are evidenced by global securities, the shares of Common Stock shall be registered in the name of the Depository or its nominee.

Dated:

NOTE: THIS EXERCISE NOTICE MUST BE DELIVERED TO THE WARRANT AGENT, PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. THE WARRANT AGENT SHALL NOTIFY YOU

Annex A

(THROUGH THE CLEARING SYSTEM) OF (1) THE WARRANT AGENT’S ACCOUNT AT THE DEPOSITORY TO WHICH YOU MUST DELIVER YOUR WARRANTS ON THE EXERCISE DATE AND (2) THE ADDRESS, PHONE NUMBER AND FACSIMILE NUMBER WHERE YOU CAN CONTACT THE WARRANT AGENT AND TO WHICH WARRANT EXERCISE NOTICES ARE TO BE SUBMITTED.

NAME OF DIRECT PARTICIPANT IN THE DEPOSITORY:
(PLEASE PRINT)

ADDRESS:

CONTACT NAME:

ADDRESS:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

FAX (INCLUDING INTERNATIONAL CODE):

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

ACCOUNT FROM WHICH WARRANTS ARE BEING DELIVERED:

DEPOSITORY ACCOUNT NO.:

WARRANT EXERCISE NOTICES WILL ONLY BE VALID IF DELIVERED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH IN THIS NOTIFICATION (OR AS OTHERWISE DIRECTED), MARKED TO THE ATTENTION OF “WARRANT EXERCISE”. WARRANT HOLDER DELIVERING WARRANTS, IF OTHER THAN THE DIRECT DTC PARTICIPANT DELIVERING THIS WARRANT EXERCISE NOTICE:

NAME:
(PLEASE PRINT)

CONTACT NAME:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

FAX (INCLUDING INTERNATIONAL CODE):

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

ACCOUNT TO WHICH THE SHARES OF COMMON STOCK ARE TO BE CREDITED:

DEPOSITORY ACCOUNT NO.:

Annex A

FILL IN FOR DELIVERY OF THE COMMON STOCK, IF OTHER THAN TO THE PERSON DELIVERING THIS WARRANT EXERCISE NOTICE:

NAME:
(PLEASE PRINT)

ADDRESS:

CONTACT NAME:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

FAX (INCLUDING INTERNATIONAL CODE):

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

NUMBER OF SHARES OF COMMON STOCK FOR WHICH WARRANT IS BEING EXERCISED
(ONLY ONE EXERCISE PER WARRANT EXERCISE NOTICE):

Signature:

Name:

Capacity in which Signing:

Signature Guaranteed

BY:

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent.

Annex B

FORM OF ELECTION TO EXERCISE GLF EQUITY WARRANT FOR

WARRANT HOLDERS HOLDING

INDIVIDUAL WARRANT CERTIFICATES

TO BE COMPLETED BY REGISTERED HOLDER

TIDEWATER INC.

Warrants to Purchase                      Shares of Common Stock

(TO BE EXECUTED UPON EXERCISE OF THE WARRANT)

The undersigned hereby irrevocably elects to exercise the right, represented by Warrants to purchase shares of Common Stock of Tidewater Inc. (the “Company”), to purchase                      newly issued shares of Common Stock of the Company at the Exercise Price of $100 per share.

The undersigned represents, warrants and promises that it has the full power and authority to exercise and deliver the Warrants exercised hereby. The undersigned represents, warrants and promises that it has delivered or will deliver in payment for such shares $                     by certified or official bank or bank cashier’s check payable to the order of the Company, or by wire transfer in immediately available funds of the aggregate Exercise Price to an account of the Warrant Agent specified in writing by the Warrant Agent for such purpose or through a cashless exercise (as described below), no later than 5:00 p.m., New York City time, on the Business Day immediately prior to the Settlement Date.

☐Please check if the undersigned, in lieu of paying the Exercise Price as set forth in the preceding paragraph, elects to exercise Warrants by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon exercise of the Warrants which when multiplied by the Market Price of the Common Stock is equal to the aggregate price for the number of Shares for which the Warrants are being exercised at the Exercise Price (assuming the Exercise Price for all such Shares was being paid in cash), and such withheld shares shall no longer be issuable under the Warrants.

If the undersigned will be receiving the shares of Common Stock issuable upon exercise of Warrants:

☐ Please check if the undersigned is a U.S. Citizen (additional information may be required by the Company to confirm that the undersigned is a U.S. Citizen)

☐ Please check if the undersigned is a Non-U.S. Citizen.

If the undersigned has designated another person (a “designee”) to receive the shares of Common Stock issuable upon exercise of Warrants:

☐ Please check if such designee is a U.S. Citizen (additional information may be required by the Company to confirm that such designee is a U.S. Citizen)

☐ Please check if such designee is a Non-U.S. Citizen.

The undersigned requests that the shares of Common Stock purchased hereby be in registered form in the authorized denominations, registered in such names and delivered, all as specified in accordance with the instructions set forth below, provided that if the shares of Common Stock are evidenced by global securities, the shares of Common Stock shall be registered in the name of the Depository or its nominee.

Dated:

NOTE: THIS EXERCISE NOTICE MUST BE DELIVERED TO THE WARRANT AGENT, PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. THE WARRANT AGENT SHALL NOTIFY YOU (THROUGH THE CLEARING SYSTEM) OF (1) THE WARRANT AGENT’S ACCOUNT AT THE DEPOSITORY TO WHICH YOU MUST DELIVER YOUR WARRANTS ON THE EXERCISE DATE AND (2)

Annex B

THE ADDRESS, PHONE NUMBER AND FACSIMILE NUMBER WHERE YOU CAN CONTACT THE WARRANT AGENT AND TO WHICH WARRANT EXERCISE NOTICES ARE TO BE SUBMITTED.

NAME OF DIRECT PARTICIPANT IN THE DEPOSITORY:
(PLEASE PRINT)

ADDRESS:

CONTACT NAME:

ADDRESS:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

FAX (INCLUDING INTERNATIONAL CODE):

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

ACCOUNT FROM WHICH WARRANTS ARE BEING DELIVERED:

DEPOSITORY ACCOUNT NO.:

WARRANT EXERCISE NOTICES WILL ONLY BE VALID IF DELIVERED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH IN THIS NOTIFICATION (OR AS OTHERWISE DIRECTED), MARKED TO THE ATTENTION OF “WARRANT EXERCISE”. WARRANT HOLDER DELIVERING WARRANTS, IF OTHER THAN THE DIRECT DTC PARTICIPANT DELIVERING THIS WARRANT EXERCISE NOTICE:

NAME:
(PLEASE PRINT)

CONTACT NAME:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

FAX (INCLUDING INTERNATIONAL CODE):

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

ACCOUNT FROM WHICH WARRANTS ARE BEING DELIVERED:

DEPOSITORY ACCOUNT NO.:

Annex B

FILL IN FOR DELIVERY OF THE COMMON STOCK, IF OTHER THAN TO THE PERSON DELIVERING THIS WARRANT EXERCISE NOTICE:

NAME:
(PLEASE PRINT)

ADDRESS:

CONTACT NAME:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

FAX (INCLUDING INTERNATIONAL CODE):

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

NUMBER OF SHARES OF COMMON STOCK FOR WHICH WARRANT IS BEING EXERCISED

(ONLY ONE EXERCISE PER WARRANT EXERCISE NOTICE):

Signature:

Name:

Capacity in which Signing:

Signature Guaranteed

BY:

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent.